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                                                                                                             EXHIBIT 21


                                                    COMPANY SUBSIDIARIES

Note:  Names of Subsidiaries are indented under name of Parent.


                                                                                                           Percent of
Name                                                                   Jurisdiction                          Equity*
----                                                                   ------------                        ----------

Vishay Americas, Inc.                                                  Delaware                                   100%
Vishay Cera-Mite Inc.                                                  Wisconsin                                  100%
Vishay EFI, Inc.                                                       Rhode Island                               100%
Vishay Infrared Components Inc.                                        California                                 100%
Yosemite Investment, Inc.                                              Indiana                                    100%
   North American Capacitor Company Indiana LLC                        Indiana                                    100%
   North American Capacitor Company Kentucky LLC                       Indiana                                    100%
Vishay Intertechnology Asia PTE Ltd.                                   Singapore                                  100%
   Vishay Japan K.K.                                                   Japan                                      100%
   Vishay Hong Kong Ltd.                                               Hong Kong                                  100%
   Vishay Korea Co. Ltd.                                               Korea                                      100%
   Vishay Taiwan                                                       Taiwan                                     100%
   Vishay Pte. Ltd.                                                    Singapore                                  100%
Vishay Temic SemiconductorAcquisition Holding Corporation              Delaware                                   100%
     Siliconix, Inc.                                                   Delaware                                  80.4%
        Siliconix Technology C.V.                                      Netherlands                                100%
             Siliconix Technology B.V.                                 Netherlands                                100%
                Siliconix Israel Ltd.                                  Israel                                     100%
             Shanghai Simconix Electronic Company Ltd.                 China                                     95.4%
             Siliconix Ltd.                                            England                                    100%
             Siliconix Taiwan Ltd.                                     Taiwan                                     100%
             Siliconix, Ltd. Taiwan                                    Taiwan                                     100%
         Vishay Siliconix, LLC                                         Delaware                                   100%
      Siliconix Semiconductor, Inc.                                    Delaware                                   100%
General Semiconductor, Inc.                                            Delaware                                   100%
   General Semiconductor International Corp.                           Delaware                                   100%
      General Semiconductor Japan, Ltd.                                Japan                            50% by General
                                                                                                         Semiconductor
                                                                                                         International
                                                                                                        50% by General
                                                                                                         Semiconductor
   ATC Corp.                                                           Delaware                                   100%
   Century Components Inc.                                             Delaware                                   100%
   General Semiconductor (Arizona), Inc.                               Arizona                                    100%
   General Semiconductor Remittance Products, Inc.                     Delaware                                   100%
   General Semiconductor PSD (China) Holdings, Inc.                    Delaware                                   100%

----------------------
* Directors' or other shares required by statute in foreign jurisdictions and totaling less than 1% of equity are omitted.


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                                                                                                           Percent of
Name                                                                   Jurisdiction                          Equity*
----                                                                   ------------                        ----------

      General Semiconductor (China) Co., Ltd.                          China                                      100%
   General Semiconductor Industries, Inc.                              Delaware                                   100%
      GSI-General Semiconductor Ireland                                Ireland                                    100%
         GSI-General Semiconductor (Europe) Ltd.                       Ireland                                    100%
   GSI-General Semiconductor Industries, Inc.                          Delaware                                   100%
   General Semiconductor of Taiwan, Ltd.                               Taiwan                                     100%
   General Semiconductor Korea Co., Ltd.                               Korea                                      100%
   General Semiconductor France S.A.                                   France                                     100%
   General Semiconductor (Singapore) Pte. Ltd.                         Singapore                                  100%
   General Semiconductor Hongkong Ltd.                                 Hong Kong                                  100%
Vishay BCcomponents Holdings Ltd.                                      Delaware                                   100%
    BCcomponents Holdings B.V.                                         Netherlands                                100%
       BCcomponents Lux Sarl                                           Luxembourg                                 100%
       BCcomponents Taiwan Limited                                     Taiwan                                     100%
       BCcomponents Holdings (Netherlands) B.V.                        Netherlands                                100%
            BCcomponents B.V.                                          Netherlands                                100%
       BCcomponents International B.V.                                 Netherlands                                100%
            BCcomponents SAS                                           France                                     100%
            BCcomponents Estate NV                                     Belgium                                    100%
            BCcomponents NV                                            Belgium                                    100%
            BCcomponents UK Ltd                                        United Kingdom                             100%
            Valen Ltd.                                                 Hong Kong                                  100%
                 BCcomponents Shanghai Company, Ltd                    China                                     95.8%
            BCcomponents South Europe SRL                              Italy                                      100%
            BCcomponents India Pvt Ltd                                 India                                      100%
            BCcomponents Hong Kong Ltd.                                Hong Kong                                  100%
                 BCcomponents China Ltd                                Hong Kong                                  100%
                 BCcomponents Singapore Pte Ltd.                       Singapore                                  100%
                 BCcomponents Trading (Shanghai) Co. Ltd               China                                      100%
Nippon Vishay, K.K.                                                    Japan                                      100%
Vishay F.S.C., Inc.                                                    Barbados                                   100%
Vishay VSH Holdings, Inc.                                              Delaware                                   100%
Vishay Roederstein Electronics, Inc.                                   Delaware                                   100%
Vishay Measurements Group, Inc.                                        Delaware                                   100%
      Vishay Transducers Ltd.                                          Delaware                                   100%
           JP Technologies Inc.                                        Illinois                                   100%
           Sensortronica de Costa Rica, S.A.                           Costa Rica                                 100%
           Vishay BLH Inc.                                             Delaware                                   100%
                Pharos De Costa Rica S.A.                              Costa Rica                                 100%
           Celtron Technologies, Inc.                                  Taiwan                                     100%
                High Goals Investments Limited                         British Virgin Islands                     100%
                     Billion Way Industrial Limited                    Samoa                                      100%
                     UCC Investment Co. Ltd.                           Samoa                                      100%
                          Triumph Electronics (Shanghai) Ltd.          China                                      100%
           Celtron Technologies (U.S.A.) Inc.                          California                                 100%
                Celtron Technologies (Tianjin) Inc.                    China                            68% by Celtron
                                                                                                            U.S.A.
                                                                                                            32% by UCC
                                                                                                            Investment


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                                                                                                           Percent of
Name                                                                   Jurisdiction                          Equity*
----                                                                   ------------                        ----------

Vishay Israel Limited                                                  Israel                                     100%
   Z.T.R. Electronics Ltd.                                             Israel                                     100%
   Vishay International Trade Ltd.                                     Israel                                     100%
   Dale Israel Electronics                                             Israel                                     100%
         Industries, Ltd.
   Draloric Israel Ltd.                                                Israel                                     100%
   V.I.E.C. Ltd.                                                       Israel                                     100%
   Vishay Advance Technology, Ltd.                                     Israel                                     100%
   Vilna Equities Holding, B.V.                                        Netherlands                                100%
   Measurements Group (U.K.) Ltd.                                      England & Wales                            100%
   Vishay Europe GmbH                                                  Germany                                57.4% by
                                                                                                          Vishay Israel;
                                                                                                               39.4% by
                                                                                                                 Vishay;
                                                                                                         2.0% by Vilna;
                                                                                                          1.2% by Dale
        BCcomponents Austria GmbH                                      Austria                                    100%
        BCcomponents Holding Gmbh                                      Germany                                    100%
             BCcomponents Beyschlag Gmbh                               Germany                                    100%
             BCcomponents Vertriebs GmbH                               Germany                                    100%
        Vishay Electronic GmbH                                         Germany                                    100%
        Roederstein Electronics Portgual Lda.                          Portugal                                   100%
        ECOMAL Deutschland GmbH                                        Germany                                    100%
            Grupo Da Medidas Iberica S.L.                              Spain                                      100%
        ECOMAL Schweiz A.G.                                            Switzerland                                100%
        ECOMAL Austria Ges.mbH                                         Austria                                    100%
        Klevestav-Roederstein Festigheter AB                           Sweden                                      50%
        Vishay Components, S.A.                                        Spain                                      100%
        ECOMAL Nederland BV                                            Netherlands                                100%
        ECOMAL Belgium N.V.                                            Belgium                                    100%
        ECOMAL Denmark A/S                                             Denmark                                    100%
        ECOMAL Finland OY                                              Finland                                    100%
        ECOMAL France S.A.                                             France                                     100%
        ECOMAL Czech                                                   Czech Republic                             100%
        ECOMAL UK                                                      England                                    100%
        Okab Roederstein Finland OY                                    Finland                                   44.4%
        Rogin Electronic S.A.                                          Spain                                       33%
        Roederstein Norge AS                                           Norway                                      40%
        Roederstein-Hilfe-GmbH                                         Germany                                    100%
        Draloric Electronic SPOL S RO                                  Czech Republic                             100%
        Vishay S.A.                                                    France                                    99.8%
            Ultronix, Inc.                                             Delaware                                   100%
               Vishay Thin Film, Inc.                                  New York                                   100%
               Vishay Techno Components Corp.                          Delaware                                   100%
       Tedea Huntleigh B.V.                                            Netherlands                                100%
             Tedea Huntleigh International Ltd                         Israel                                     100%
                  T-H Technology Ltd                                   Israel                                     100%
                         SEEA S.A.                                     France                                     100%
                  T-H Industrial Properties Ltd                        Israel                                     100%


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                                                                                                              Percent of
Name                                                                   Jurisdiction                             Equity*
----                                                                   ------------                           ----------

             SCI Vijafranc                                             France                                     100%
             Tedea Huntleigh Europe Ltd                                England                                    100%
             Tedea Huntleigh Sensortechnic GmbH                        Germany                                    100%
             Tedea Huntleigh, Inc.                                     California                                 100%
             Beijing Tedea Huntleigh Electronics Co. Ltd               China                                      100%
       E-Sil Components Ltd.                                           England & Wales                            100%
             Vishay Roederstein Limited                                England                                    100%
             Vitramon Limited                                          England                                    100%
            Vishay Ltd.                                                England & Wales                            100%
                Spectrol GmbH                                          Germany                                    100%
                Grued Corporation                                      Delaware                                   100%
                     Con-Gro Corp.                                     Delaware                                   100%
                  Gro-Con, Inc.                                        Delaware                                   100%
                      Angstrohm Precision, Inc.                        Delaware                                   100%
                      Angstrohm Holdings, Inc.                         Delaware                                   100%
            Sfernice, Ltd.                                             England & Wales                            100%
               Heavybarter, Unlimited                                  England & Wales                            100%
               Dale ACI Components                                     England                                    100%
             Thermo Nobel AB                                           Sweden                                     100%
                  Givareteknik AB                                      Sweden                                     100%
                  Thermo Nobel Ltd.                                    England                                    100%
                  OY Nobel AB                                          Finland                                    100%
                  Thermo Nobel SARL                                    France                                     100%
                  Thermo Nobel AS                                      Norway                                     100%
             Nobel Electronik GmbH                                     Germany                                    100%
             BLH GmbH                                                  Germany                                    100%
        Facility Services, GmbH                                        Germany                                     50%
        Vishay Semiconductor GmbH                                      Germany                                    100%
             Vishay Semiconductor Itzehoe GmbH                         Germany                                    100%
             Vishay (Phils.) Inc.                                      Philippines                                100%
             Vishay Semiconductor GES.M.B.H.                           Austria                                    100%
             Shanghai Vishay Discrete Semiconductors Ltd.              China                                      100%
             Shanghai Vishay  Opto Semiconductors Ltd.                 China                                      100%
        Vishay Hungary                                                 Hungary                                    100%
        Vishay Semiconductor Malaysia Sdn Bhd                          Malaysia                                   100%
Vishay Dale Holdings, Inc.                                             Delaware                                   100%
     Vishay Dale Electronics, Inc.                                     Delaware                                   100%
          Components Dale de Mexico S.A. de C.V.                       Mexico                                     100%
          Electronica Dale de Mexico S.A. de C.V.                      Mexico                                     100%
          Vishay Electronic Components Asia Pte.,Ltd.                  Singapore                                  100%
     Vishay Bradford Electronics, Inc.                                 Delaware                                   100%
Angstrohm Precision, Inc. (Maryland)                                   Maryland                                   100%
Vishay Sprague Holdings Corp.                                          Delaware                                   100%
     Vishay Service Center, Inc.                                       Massachusetts                              100%
     Vishay Sprague Sanford, Inc.                                      Maine                                      100%
     Vishay Sprague, Inc.                                              Delaware                                   100%
     Vishay Sprague Canada Holdings                                    Canada                                     100%
         Inc.
          Sprague Electric of Canada Limited                           Canada                                     100%


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                                                                                                             Percent of
Name                                                                   Jurisdiction                            Equity*
----                                                                   ------------                          ----------

      Sprague France S.A.                                              France                                     100%
      Vishay Sprague Palm Beach, Inc.                                  Delaware                                   100%
           Vishay Sprague Limited                                      England                                    100%
                Vishay Tansitor Electronics, Inc.                      Delaware                                   100%
                Tansitor Barbados Limited                              Barbados                                   100%
Vishay Acquisition Holdings Corp.                                      Delaware                                   100%
Vishay Vitramon, Inc.                                                  Delaware                                   100%
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